UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2023

AGEAGLE AERIAL SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita, Kansas	66226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Engagement Agreement

On November 15, 2023, AgEagle Aerial Systems Inc. (the “Company”) entered into a letter agreement (the “Engagement Agreement”) with Dawson James Securities, Inc. (“Dawson”) pursuant to which Dawson has agreed to serve as the sole placement agent for the Company, on a reasonable best efforts basis, in connection with the proposed placement of the Company’s Series F Preferred (as defined below) and associated warrants to purchase Common Stock as well as Common Stock (the “Offering”).

Pursuant to the Engagement Agreement, the Company will issue to Dawson warrants to purchase 1,483,560 shares of Common Stock (the “Placement Agent Warrants”), equal to 10% of the total number of Warrants sold in the Offering. These Placement Agent Warrants will have the same terms as the November Additional Warrants except that such Placement Agent Warrants will have a five (5) year term and will not include any anti-dilution protection provisions in connection with a subsequent equity issuance, or otherwise.

A form of the Placement Agent Warrant is attached hereto as Exhibit 4.2 and is incorporated by reference. The foregoing summary of the terms of the Placement Agent Warrant is subject to, and qualified in its entirety by, such document.

The foregoing description of the Engagement Agreement does not purport to be complete and is qualified in its entirety by reference to the Engagement Agreement, filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Assignment, Waiver and Amendment Agreement

As previously reported on a Current Report on Form 8-K filed on June 30, 2022, the Company entered into a Securities Purchase Agreement, dated June 26, 2022, (the “Original Purchase Agreement”) with an institutional investor (the “Investor”) which is an existing shareholder of the Company. Pursuant to the terms of the Original Purchase Agreement, pending shareholder approval which was obtained at the Company’s Special Meeting held on February 3, 2023, the Investor has the right until August 3, 2024 (18 months after shareholder approval), in its sole discretion (the “Additional Investment Right”), to purchase up to a total aggregate additional stated value of the Company’s Series F 5% Convertible Preferred Stock (“Series F Preferred”) in minimum aggregate subscription amount tranches of $2,000,000 each (the “Minimum Subscription Requirement”), up to a total aggregate additional stated value of Series F Preferred equal to $25,000,000 (the “Additional Investment Right”), at a purchase price equal to the volume-weighted average prices (“VWAPs”) of the Company’s common stock for three trading days prior to the date the Investor gives notice to the Company that it will exercise its Additional Investment Right (the “Investor Notice”).

On November 15, 2023, the Company entered into an Assignment, Waiver and Amendment Agreement (the “Assignment Agreement”) with the Investor pursuant to which, among other things, (i) the Investor transferred and assigned to certain institutional and accredited investors (the “Assignees”), the rights and obligations to purchase up to $1,850,000 of Preferred Stock pursuant to the Additional Investment Right provided in the Original Purchase Agreement (the “Assigned Rights”), (ii) the Original Purchase Agreement was amended so that the Assignees are party thereto and have the same rights and obligations thereunder as the Investor to the extent of the Assigned Rights, (iii) the time period during which the Investor can provide an Investor Notice was extended from August 3, 2024 until February 3, 2025; and (iv) the Investor and the Company agreed to a one-time waiver of the Minimum Subscription Requirement to allow exercise of the Assigned Rights.

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The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment Agreement, filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Pursuant to the Investor Notices received by the Company from the Investor and the Assignees on November 15, 2023, delivered in connection with the Assignment, the Investor and the Assignees have provided notices of their desire to purchase 1,850 shares of Preferred Stock (the “November Additional Series F Preferred”) convertible into 14,835,605 shares of Common Stock (the “November Conversion Shares”) at a conversion price of $0.1247 per share and warrants (the “November Additional Warrants”) to purchase up to 14,835,605 shares of our Common Stock an exercise price of $0.1247 per share for an aggregate purchase price of $1,850,000. The November Additional Warrants will be exercisable upon issuance and has a three-year term.

A form of the November Additional Warrant is attached hereto as Exhibit 4.1 and is incorporated by reference. The foregoing summary of the terms of the November Additional Warrant is subject to, and qualified in its entirety by, such document.

Securities Purchase Agreement

Subsequent to the Company’s receipt of Investor Notices from the Investor and the Assignees, also on November 15, 2023, the Company entered into a Securities Purchase Agreement with three accredited investors (the “Accredited Investors”) pursuant to which the Company sold to the Accredited Investors 1,500,000 shares of Common Stock at $0.10 per share for an aggregate purchase price of $150,0000 pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-252801), which was initially filed with the United States Securities and Exchange Commission (the “SEC”) on February 5, 2021 and was declared effective on May 6, 2021. The shares of Common Stock sold to the Accredited Investors in the Offering will be issued pursuant to a prospectus supplement and accompanying prospectus to be filed with the SEC on or before November 17, 2023.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, filed as Exhibit 10.3 to this Current Report and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The November Additional Warrants and the Placement Agent Warrants are being issued and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Placement Agent Warrants
10.1	Engagement Agreement with Dawson James Securities Inc., dated November 15, 2023
10.2	Form of Assignment, Waiver and Amendment Agreement, dated November 15, 2023
10.3	Form of Securities Purchase Agreement, dated November 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2023

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

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